SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 10, 2004
(Date of earliest event reported)

Commission File No.:  333-110283

                    Wells Fargo Asset Securities Corporation
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         Delaware                                      52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                        (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events
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      Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------
       (99)                                       Collateral Term Sheets
                                                  prepared by Wells Fargo
                                                  Asset Securities Corporation
                                                  in connection with Wells
                                                  Fargo Asset Securities
                                                  Corporation, Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2004-4

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WELLS FARGO ASSET SECURITIES
                                                   CORPORATION

March 10, 2004

                                                   By:  /s/ Alan S. McKenney
                                                        ------------------------
                                                        Alan S. McKenney
                                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

   (99)                   Collateral Term Sheets                   E
                          prepared by Wells
                          Fargo Asset Securities
                          Corporation in connection
                          with Wells Fargo Asset
                          Securities Corporation,
                          Mortgage Pass-Through
                          Certificates, Series 2004-4